Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS SECOND QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 11:00 A.M. ET

BATON ROUGE, Louisiana (July 29, 2015) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three and six-month periods ended June 30, 2015.

Three-Month Periods Ended June 30, 2015 and 2014

•	After adjusting for the 2015 period, $6.4 million ($3.9 million, net of income tax ) or $0.12 per diluted share and for the 2014 period $0.8 million ($0.5 million, net of income tax) or $0.02 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $314.1 million compared to $305.0 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $14.5 million compared to net income from continuing operations of $8.0 million in 2014. (Net income from continuing operations attributable to Amedisys, Inc. of $10.6 million compared to net income from continuing operations attributable to Amedisys, Inc. of $7.6 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.43 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.25 per diluted share in 2014. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share $0.32 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.23 per diluted share in 2014 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $31.7 million compared to $22.1 million in 2014.

Six-Month Periods Ended June 30, 2015 and 2014

•	After adding back for the 2015 period, $80.5 million ($48.7 million, net of income tax ) or $1.48 per diluted share and for the 2014 period $16.9 million ($10.4 million, net of income tax) or $0.32 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $615.7 million compared to $603.7 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $24.3 million compared to net income from continuing operations of $5.8 million in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. of $24.4 million compared to net loss from continuing operations attributable to Amedisys, Inc. of $4.6 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.73 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.18 per diluted share in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $0.74 compared to net loss from continuing operations attributable to Amedisys Inc. per diluted share of $0.14 per diluted share in 2014 on a GAAP basis.)

•	EBITDA of $58.0 million compared to $27.6 million in 2014.

Paul B. Kusserow, President and Chief Executive Officer stated, “We are extremely pleased with our second quarter performance. We made progress toward implementing our key strategies - delivering clinical excellence, empowering our people, improving operational efficiency and accelerating growth. I’d like to thank our team of 13,000 employees for delivering great results.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 11:00 a.m. ET to either (844) 831-4549 (Toll free) or (815) 573-0979, use conference ID #91339246. A replay of the conference call will be available through August 28, 2015. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll) and use conference ID #91339246.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$33,201	$8,032
Patient accounts receivable, net of allowance for doubtful accounts of $14,228 and $14,317	110,454	99,325
Prepaid expenses	7,568	8,493
Other current assets	17,147	19,708

Total current assets	168,370	135,558

Property and equipment, net of accumulated depreciation of $149,801 and $146,438	66,953	137,455
Goodwill	205,587	205,587
Intangible assets, net of accumulated amortization of $25,374	33,193	33,193
Deferred income taxes	140,485	124,788
Other assets, net	30,845	33,161

Total assets	$645,433	$669,742

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$21,911	$16,056
Payroll and employee benefits	74,688	75,553
Accrued expenses	64,101	56,329
Current portion of long-term obligations	12,000	12,000
Current portion of deferred income taxes	3,329	2,385

Total current liabilities	176,029	162,323
Long-term obligations, less current portion	83,517	104,372
Other long-term obligations	5,837	5,285

Total liabilities	265,383	271,980

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,719,797 and 34,569,526 shares issued; and 33,665,873 and 33,594,572 shares outstanding	35	35
Additional paid-in capital	490,474	481,762
Treasury stock at cost, 1,053,924 and 974,954 shares of common stock	(22,026)	(19,860)
Accumulated other comprehensive income	15	15
Retained earnings	(89,157)	(64,785)

Total Amedisys, Inc. stockholders’ equity	379,341	397,167
Noncontrolling interests	709	595

Total equity	380,050	397,762

Total liabilities and equity	$645,433	$669,742

Statement of Operations Information

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2015	2014	2015	2014
Net service revenue	$314,152	$305,006	$615,724	$603,745
Cost of service, excluding depreciation and amortization	175,699	172,520	346,660	349,527
General and administrative expenses:
Salaries and benefits	71,249	71,400	139,804	154,571
Non-cash compensation	2,193	1,069	4,577	1,500
Other	42,113	35,522	75,183	78,222
Provision for doubtful accounts	2,756	4,242	5,732	9,135
Depreciation and amortization	4,615	7,692	11,152	15,594
Asset impairment charge	—	—	75,193	2,208

Operating expenses	298,625	292,445	658,301	610,757

Operating income (loss)	15,527	12,561	(42,577)	(7,012)
Other income (expense):
Interest income	4	16	26	22
Interest expense	(2,416)	(1,352)	(4,842)	(2,613)
Equity in earnings from equity investments	4,826	885	6,777	1,671
Miscellaneous, net	498	243	2,632	434

Total other income (expense), net	2,912	(208)	4,593	(486)

Income (loss) before income taxes	18,439	12,353	(37,984)	(7,498)
Income tax (expense) benefit	(7,566)	(4,743)	14,025	2,875

Income (loss) from continuing operations	10,873	7,610	(23,959)	(4,623)
Discontinued operations, net of tax	—	61	—	(216)

Net income (loss)	10,873	7,671	(23,959)	(4,839)
Net (income) loss attributable to noncontrolling interests	(236)	(52)	(413)	41

Net income (loss) attributable to Amedisys, Inc.	$10,637	$7,619	$(24,372)	$(4,798)

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.32	$0.24	$(0.74)	$(0.14)

Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.32	$0.24	$(0.74)	$(0.15)

Weighted average shares outstanding	33,004	32,251	32,871	32,058

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.32	$0.23	$(0.74)	$(0.14)

Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.32	$0.23	$(0.74)	$(0.15)

Weighted average shares outstanding	33,459	32,594	32,871	32,058

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$10,637	$7,558	$(24,372)	$(4,582)
Discontinued operations, net of tax	—	61	—	(216)

Net income (loss)	$10,637	$7,619	$(24,372)	$(4,798)

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2015	2014	2015	2014

Net cash provided by (used in) operating activities	$42,554	$(89,129)	$57,037	$(95,471)
Net cash used in investing activities	(9,754)	(4,472)	(11,822)	(9,392)
Net cash (used in) provided by financing activities	(2,731)	101,986	(20,046)	98,785

Net increase (decrease) in cash and cash equivalents	30,069	8,385	25,169	(6,078)
Cash and cash equivalents at beginning of period	3,132	2,840	8,032	17,303

Cash and cash equivalents at end of period	$33,201	$11,225	$33,201	$11,225

Days revenue outstanding, net (1)	31.0	32.0	31.0	32.0

(1)	Our calculation of days revenue outstanding, net at June 30, 2015 and 2014 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period ended June 30, 2015 and 2014, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended June 30,
	2015	2014
Financial Information (in millions):
Medicare	$188.3	$191.5
Non-Medicare	59.5	52.0

Net service revenue	247.8	243.5
Cost of service	142.3	139.3

Gross margin	105.5	104.2
Other operating expenses	67.1	73.2

Operating income	$38.4	$31.0

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	(1%)	2%
Admissions	0%	0%
Recertifications	(6%)	2%
Total (3):
Admissions	43,890	43,974
Recertifications	24,607	26,283
Completed episodes	67,516	70,276
Visits	1,203,648	1,225,278
Average revenue per completed episode including sequestration (4)	$2,829	$2,788
Visits per completed episode (5)	17.5	17.5

Non-Medicare:
Same Store Volume (2):
Revenue	16%	21%
Admissions	15%	22%
Recertifications	8%	15%
Total (3):
Admissions	23,762	20,731
Recertifications	8,637	8,057
Visits	482,689	412,481

Total (3):
Cost per Visit	$84.43	$85.08
Visits	1,686,337	1,637,759

	For the Six-Month Periods Ended June 30,
	2015	2014
Financial Information (in millions):
Medicare	$375.5	$380.2
Non-Medicare	113.7	100.0

Net service revenue	489.2	480.2
Cost of service	281.0	283.3

Gross margin	208.2	196.9
Other operating expenses	134.0	155.8

Operating income before impairment (1)	$74.2	$41.1

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	2%	(2%)
Admissions	2%	(1%)
Recertifications	(3%)	(2%)
Total (3):
Admissions	88,992	90,501
Recertifications	48,966	52,061
Completed episodes	132,505	137,748
Visits	2,371,898	2,429,817
Average revenue per completed episode including sequestration (4)	$2,813	$2,756
Visits per completed episode (5)	17.4	17.2

Non-Medicare:
Same Store Volume (2):
Revenue	18%	11%
Admissions	16%	11%
Recertifications	12%	4%
Total (3):
Admissions	46,880	41,924
Recertifications	16,625	15,508
Visits	920,154	802,621

Total (3):
Cost per Visit	$85.36	$87.65
Visits	3,292,052	3,232,438

(1)	Operating income of $39.9 million on a GAAP basis for the six-month period ended June 30, 2014.
(2)	Same store Medicare and Non-Medicare revenue, admissions or recertifications volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode including sequestration is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended June 30,
	2015	2014
Financial Information (in millions):
Medicare revenue	$62.5	$57.7
Non-Medicare revenue	3.8	3.8

Net service revenue	66.3	61.5
Cost of service	33.4	33.2

Gross margin	32.9	28.3
Other operating expenses	16.0	15.2

Operating income	$16.9	$13.1

Key Statistical Data:
Same Store Volume (2):
Medicare revenue	10%	(3%)
Non-Medicare revenue	5%	8%
Hospice admits	11%	(3%)
Average daily census	8%	(4%)
Total (3):
Hospice admits	4,713	4,350
Average daily census	4,944	4,649
Revenue per day	$147.53	$145.44
Cost of service per day	$74.07	$78.24
Average length of stay	86	99

	For the Six-Month Periods Ended June 30,
	2015	2014
Financial Information (in millions):
Medicare revenue	$118.9	$116.1
Non-Medicare revenue	7.6	7.4

Net service revenue	126.5	123.5
Cost of service	65.7	66.2

Gross margin	60.8	57.3
Other operating expenses	31.2	32.8

Operating income before impairment (1)	$29.6	$24.5

Key Statistical Data:
Same Store Volume (2):
Medicare revenue	6%	(4%)
Non-Medicare revenue	9%	2%
Hospice admits	9%	(4%)
Average daily census	4%	(5%)
Total (3):
Hospice admits	9,277	8,945
Average daily census	4,740	4,685
Revenue per day	$147.51	$145.70
Cost of service per day	$76.47	$77.86
Average length of stay	88	99

(1)	Operating income of $23.5 million on a GAAP basis for the six-month period ended June 30, 2014.
(2)	Same store Medicare and Non-Medicare revenue, Hospice admits or average daily census volume is the percent increase in our Medicare and Non-Medicare revenue, Hospice admits or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admits or average daily census of the prior period.
(3)	Based on continuing operations for all periods presented.

Supplemental Information - Corporate

	For the Three-Month Periods Ended June 30,
	2015	2014
Financial Information (in millions):
Other operating expenses	$36.8	$26.7
Depreciation and amortization	3.0	4.8

Total	$39.8	$31.5

	For the Six-Month Periods Ended June 30,
	2015	2014
Financial Information (in millions):
Other operating expenses	$63.6	$60.8
Depreciation and amortization	7.6	9.6

Total before impairment (1)	$71.2	$70.4

(1)	Total of $146.4 million on a GAAP basis for the six-month period ended June 30, 2015.

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc.	$10,637	$7,619	$(24,372)	$(4,798)
Less:
Discontinued operations, net of tax	—	61	—	(216)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	10,637	7,558	(24,372)	(4,582)
Add:
Income tax expense (benefit)	7,566	4,743	(14,025)	(2,875)
Interest expense, net	2,412	1,336	4,816	2,591
Depreciation and amortization	4,615	7,692	11,152	15,594

EBITDA (1)	25,230	21,329	(22,429)	10,728
Add:
Certain items (2)	6,427	784	80,467	16,884

Adjusted EBITDA (3)	$31,657	$22,113	$58,038	$27,612

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc.	$10,637	$7,619	$(24,372)	$(4,798)
Less:
Discontinued operations, net of tax	—	61	—	(216)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	10,637	7,558	(24,372)	(4,582)
Add:
Certain items (2)	3,888	482	48,682	10,400

Adjusted net income from continuing operations attributable to Amedisys, Inc. (4)	$14,525	$8,040	$24,310	$5,818

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.32	$0.23	$(0.74)	$(0.15)
Less:
Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	0.32	0.23	(0.74)	(0.14)
Add:
Certain items (2)	0.12	0.02	1.48	0.32

Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.43	$0.25	$0.73	$0.18

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

(2)	The following details the certain other items for the three and six-month periods ended June 30, 2015 and 2014:

	For the Three-Month Period Ended June 30, 2015			For the Six-Month Period Ended June 30, 2015
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Life insurance proceeds	$—	$—	$—	$(1,044)	$(632)	$(0.02)
Partial claim recovery	(307)	(186)	—	(1,125)	(681)	(0.02)
Inventory and Data Security Reporting	—	—	—	2,121	1,283	0.04
Wage and Hour litigation	8,000	4,840	0.14	8,000	4,840	0.15
Unrealized gain on investment	(3,945)	(2,387)	(0.07)	(5,357)	(3,241)	(0.10)
Asset impairment charge	—	—	—	75,193	45,492	1.38
Exit and restructuring activity costs	2,679	1,621	0.05	2,679	1,621	0.05

Total	$6,427	$3,888	$0.12	$80,467	$48,682	$1.48

	For the Three-Month Period Ended June 30, 2014			For the Six-Month Period Ended June 30, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$—	$—	$—	$2,208	$1,360	$0.04
Exit and restructuring activity costs	—	—	—	9,954	6,132	0.19
Relator fees	—	—	—	3,938	2,426	0.07
OIG Self-Disclosure	1,450	893	0.03	1,450	893	0.03
Software write-off	1,465	902	0.03	1,465	902	0.03
Gain on sale of care centers	(2,131)	(1,313)	(0.04)	(2,131)	(1,313)	(0.04)

Total	$784	$482	$0.02	$16,884	$10,400	$0.32

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.